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Dear Shareholder:

     We are pleased to present the quarterly report for The Italy Fund, Inc. for the three-months ended April 30, 1997. As of that date, the Fund's net asset value (NAV) per share was $10.70, which represented a 10.39% decline in the first quarter. This performance compares unfavorably with the 7.25% decline over the same time period in the Banco Commerciale Index (BCI Index), a widely followed Italian index which includes all the securities listed on the Milan Stock Exchange. In addition, for the three months ended April 30, 1997, the Funds return on market value was 11.25%. However, since its inception in 1986, the Italy Fund has consistently outperformed the BCI Index. On April 30, 1997, total net assets in the Italy Fund amounted to just over $101 million.

Political Overview

     Italian Premier Romano Prodi's coalition government's ability to institute significant structural reforms and deficit-reduction measures is strictly limited by the fragility and contradictions of the political coalition allegedly supporting Italy's government. (Prodi is an economics professor with centrist views who was elected Italy's 55th post-war prime minister in April of 1996.) In fact, Italy's current coalition government does not have a parliamentary majority.

     Prodi's coalition government is a loose-knit group of small centrist parties (which are the residue of once powerful post-war parties destroyed by the anti-corruption campaigns of the last few years) and the Party of the Democratic Left known as the PDS (Partito Democratico della Sinistrat), the former Italian Communist Party and now the country's largest single party. The PDS, which controls or influences Italy's organized labor movement, has also been encouraging Prodi to undertake serious reforms, while at the same time also unofficially supporting union strikes and demonstrations that effectively sabotage the reforms.

     Prodi has been forced therefore to rely on the votes of the Rifondazione Communista (Communist Refounding), an unrepentantly Marxist party not in the coalition. Even though the Rifondazione won less than 9 percent of the vote in national elections held last year, its members of Parliament -- who number 34 out of 630 in the lower chamber -- are the swing vote for the government on major issues. Moreover, the Rifondazione has consistently blocked major structural reforms of social security, welfare and pensions.

     In April of 1997, the Rifondazione threatened to pull the plug on the coalition in a vote on the government's decision to send 6,000 troops to Albania in a joint European humanitarian relief effort. (Italy, the destination for some 13,000 Albanian refugees, pushed hard to win U.N. approval for the mission.) The hard-line Communists feared soldiers' lives would be at risk due to anti-Italian sentiment in Albania fueled by the sinking of an Albanian refugee ship in March of 1997 in a confrontation with an Italian naval vessel.

     Unable to line up support from the right-wing opposition without making major concessions to former prime minister Silvio Berlusconi Forza, Italia's movement and the recycled neo-fascist national Alliance party, Premier Prodi threatened to quit. At the last minute on Wednesday, April 9, 1997, the Rifondazione, apparently afraid of triggering early elections in which it might lose seats, caved in and voted for the government, thereby sparing Prodi from having to quit and run the risk of new elections. This quid pro quo is likely to be costly, however, since Prodi's next project is to begin reform of the welfare system, which the Rifondazione is determined to protect.

     In addition, in scattered municipal elections held in late April of 1997 throughout Italy, center-left candidates from Prodi's Olive Tree coalition trailed their rivals on the right, and will probably only be able to win the runoffs scheduled for May 11, 1997 by courting the votes of the Communist Refounding.

     In light of the Prodi government's increasing dependence on the minority Communist party and recent municipal election setbacks, reform of Italy's generous social spending programs (mainly health care and pensions) will be much more difficult to
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achieve. Moreover, failure to implement reforms casts doubt on Italy's ability to be among the first countries to introduce the euro in 1999 and satisfy conditions for entry into the Economic-Monetary Union (EMU).

     We do not believe, however, that the process of unification will be delayed or shelved. Yet if Italy is to participate in the first phase of EMU, pension reforms and changes in health and social benefits will probably need to be instituted. Of course, political uncertainty is unhealthy for the Italian stock market. And while we expect political events to dominate the market in the coming months, political uncertainty is certainly not a new phenomenon for investors in Italian equities.

     Despite these negative factors, we continue to believe Italian stocks look relatively attractive. The Italian stock market is selling at 5.2 times 1997 cash earnings, while corporate profits are estimated to rise 14 percent and 13 percent in 1997 and 1998, respectively. These valuations are well below the averages for the U.S. and most other European markets.

Economic Overview

     While we remain positive on Italian equities, recent economic news from Italy has not been very encouraging. Treasury Minister Carlo Azeglio Ciampi confirmed on April 4, 1997 the government's forecast that Gross Domestic Product
(GDP) growth will only be 1.2 percent in 1997 versus the 2 percent forecast last September. Inflation may slow further as the private consumption deflator is predicted to be 2.5 percent versus the 4.4 percent rise recorded in 1996.

     We believe the government's economic forecast is overly optimistic. The 1.2 percent increase in GDP this year depends on long-term interest rates' remaining low (despite the generalized rise in long-term interest rates since it became clear the Federal Reserve Board would tighten U.S. monetary policy); 2.5 percent real growth in the Organization of Economic Cooperation and Development ("OECD") area; and world trade volumes expanding 7 percent this year. Italian private consumption is forecast to rise only 0.8 percent this year versus 0.7 percent in 1996. This is not a surprise after the large increases in taxes, notably the Eurotassia. (The Eurotassia, or the so-called euro-tax, is a one-year measure to meet the European budget deficit guidelines.) The government also expects employment to rise 0.3 percent in 1997. (Employment rose 0.2 percent in 1996.)

     We expect GDP in Italy to rise only 0.8 percent this year, virtually unchanged from 1996. As we doubt the government will collect the full Eurotassia and consumers should have more spending power, we forecast private consumption will rise at an annual rate of about 1 percent this year, assuming a catch-up from last year's 0.6 percent annual rate.

Fund's Investment Strategy

     The Italy Fund's underperformance versus the BCI Index during the last fiscal quarter was due in large part to the diversification rule. As a diversified investment company, no more than 25 percent of the Italy Fund's portfolio can be invested in positions which comprise 5 percent or more of the portfolio. At the end of December of 1996, we were required to reduce and/or eliminate our positions because of the diversification requirement in Societa Finanziaria Telefonica per Azioni (STET) risp, a telecommunications holding company that owns a majority stake of Telecom Italia (the principal operator of local, long-distance and international phone services), the diversified energy company and now privatized Ente Nazionale Idrocarburi SpA (ENI) and Telecom Italia Mobile risp (Europe's largest cellular network provider).

     The underperformance of the Italy Fund versus the major Italian stock market indices during the period under review was also caused by the poor performance of apparel and footware retailer Fila. The company's stock declined from a 12-month high of $107 per share on September 9, 1996 to a low of $39 per share on April 21, 1997. (The Italy Fund's average cost per share was $68.) While Fila's U.S. footware market share advanced from 5.8 percent in 1995 to nearly 8

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percent in 1996, the company recently reported earnings-per-share of $4.34, while the consensus estimate was around $4.75 per share for 1997. While growth has been particularly strong in Europe, Korea and Southeast Asia, Fila's growth in the U.S. market (which represents roughly 50% of its sales) has been weak due to greater competition. However, because Fila's valuation is well below that of other competitors such as Nike, Reebok, Adidas and Puma, we still believe the stock has excellent long-term upside potential.

     We continue to be negative towards financial stocks. With 950 different banks, we believe Italy's banking industry remains highly fragmented and faces redundancy costs. Italian insurers are squeezed between rising competition in the non-life insurance sector and declining bond yields. Moreover, many Italian insurers are highly capitalized with a significant portion of their assets invested in low-yielding real estate.

     With respect to the telecommunications industry, the Italy Fund currently has a neutral weighting but we would like to a to our holdings in this area. Italian oil giant ENI, which is widely recognized as one of the best-run companies in Italy, remains at the core of the Fund's portfolio and we plan on increasing our position in ENI in the coming months.

     During the period under review, we continue to favor Italian industrial blue-chip companies such as Saipem (an oil drilling company), Pirelli (51% cables and 49% tires) and Danieli (an engineering company). In our opinion, proposed changes in Italy's car inspection system (i.e., new cars will be required to be inspected after four years and thereafter after every two years as opposed to current rules requiring inspections every ten years and every four years) have increased the attractiveness of the American depository receipts
(ADRs) of Sogefi (an automotive company) and Brembo (an automotive company). In addition, we continue to be positive on Gucci (a luxury goods company) and Natuzzi (a furniture company) because of their attractive fundamentals.

     Finally, we would like to bring to your attention that we have prepared a "Fund Profile" which will be available on a monthly basis. Please call (212) 816-6082 in order to receive your copy of the Italy Fund Profile.

     In closing, thank you for your investment in the Italy Fund. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon                  /s/ Mario d'Urso

Heath B. McLendon                      Mario d'Urso
Chairman of the Board                  President


/s/ Rein W. van der Does

Rein W. van der Does
Investment Officer

May 14, 1997

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                     THE ITALY FUND'S SECTORIAL STRUCTURE*
                           APRIL 30, 1997 (unaudited)

                                   [GRAPHIC]


                            Utilities              4.9%
                            Automotive             6.6%
                            Banking               11.7%
                            Construction           3.3%
                            Consumer Products      6.0%
                            Energy                14.9%
                            Engineering            3.6%
                            Food                   4.2%
                            Insurance              8.6%
                            Time Deposit           2.1%
                            Holding Companies      1.5%
                            Miscellaneous          0.6%
                            Telecommunications    25.4%
                            Textiles               6.6%


                         BCI INDEX SECTORIAL STRUCTURE
                           APRIL 30, 1997 (unaudited)

                                   [GRAPHIC]

                            Textiles              2.1%
                            Utilities             0.5%
                            Automotive            7.4%
                            Banking              18.8%
                            Construction          2.1%
                            Consumer Products     1.5%
                            Energy               18.2%
                            Engineering           2.2%
                            Food                  1.8%
                            Insurance            13.8%
                            Miscellaneous         1.2%
                            Telecommunications   30.4%



*As a percentage of total investments.

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The Italy Fund Inc.
Schedule of Investments as of April 30, 1997 (unaudited)
================================================================================

  Shares                  Security                                       Value
================================================================================
COMMON STOCKS -- 97.9%
================================================================================
Automotive -- 6.6%
   145,000           Brembo S.p.A .........................         $  1,563,692
   750,000           Pirelli S.p.A ........................            1,639,869
 1,525,000           Sogefi S.p.A .........................            3,486,732
                                                                    ------------
                                                                       6,690,293
                                                                    ------------
Banking -- 11.7%
 1,700,000           Banca Fideuram S.p.A .................            4,293,012
   700,000           Banca Popolare di Milano .............            3,445,462
   500,000           Istituto Mobiliare
                     Italiano S.p.A .......................            4,250,894
                                                                    ------------
                                                                      11,989,368
                                                                    ------------
Construction -- 3.3%
   600,000           Unicem S.p.A. di
                     Risp NC * ............................            1,822,563
   900,000           Vianini Lavori S.p.A .................            1,597,196
                                                                    ------------
                                                                       3,419,759
                                                                    ------------
Consumer Products -- 6.0%
   325,000           Arnoldo Mondadori
                     Editore S.p.A ........................            1,893,377
    50,000           Industrie Natuzzi
                     S.p.A. ADR ...........................            1,112,500
   500,000           La Rinascente S.p.A. di
                     Risp NC * ............................            1,299,452
   260,000           Recordati S.p.A. di
                     Risp NC * ............................            1,017,598
 1,000,000           Seat S.p.A. # ........................              308,551
 2,702,500           Seat S.p.A. di
                     Risp NC * # ..........................              536,119
                                                                    ------------
                                                                       6,167,597
                                                                    ------------
Energy -- 14.9%
 2,300,000           Ente Nazionale
                     Idrocarburi S.p.A ....................           11,710,434
   750,000           Saipem S.p.A .........................            3,558,817
                                                                    ------------
                                                                      15,269,251
                                                                    ------------
Engineering -- 3.6%
   180,000           Danieli & Co. ........................         $  1,270,291
   266,750           Danieli & Co. di
                     Risp NC * ............................              961,741
   800,000           Sasib S.p.A. di Risp NC * ............            1,482,351
                                                                    ------------
                                                                       3,714,383
                                                                    ------------
Food -- 4.2%
   800,041           Finanziaria Autogrill
                     S.p.A. # .............................            1,121,635
 2,212,000           Parmalat Finanziaria S.p.A ...........            3,210,994
                                                                    ------------
                                                                       4,332,629
                                                                    ------------
Holding Companies -- 1.5%
   300,000           Gemina S.p.A. # ......................              120,745
 2,700,000           Holding Di
                     Partecipazioni S.p.A. # ..............            1,472,018
                                                                    ------------
                                                                       1,592,763
                                                                    ------------
Insurance -- 8.6%
   220,000           Alleanza Assicurazioni .
                     S.p.A ................................            1,495,775
   154,000           Assicurazioni Generali
                     S.p.A.................................            2,586,435
 1,000,000           Instituto Nazionale
                     Delle Assicurazioni...................            1,326,031
   425,700           Riunione Adriatica di
                     Sicurta S.p.A.........................            3,465,531
                                                                    ------------
                                                                       8,873,772
                                                                    ------------
Miscellaneous -- 0.6%

   850,000           Europa Investimenti #+ ...............              248,266
    49,639           Quattrocentoduedue
                     Cat B #+ .............................              318,965
                                                                    ------------
                                                                         567,231
                                                                    ------------
Telecommunications -- 25.4%

 1,000,000           Stet Societa' Finanziaria
                     Telefonica S.p.A......................            4,746,842
 2,724,500           Stet Societa' Finanziaria
                     Telefonica S.p.A. di
                     Risp NC *.............................           10,088,707


                       See Notes to Financial Statements.


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The Italy Fund Inc.
Schedule of Investments as of April 30, 1997 (unaudited) (continued)
================================================================================
  Shares              Security                                         Value
--------------------------------------------------------------------------------

Telecommunications -- 25.4% (continued)
 1,916,000           Telecom Italia S.p.A .................         $  5,073,518
 1,976,000           Telecom Italia
                     Mobile S.p.A .........................            6,199,691
                                                                    ------------
                                                                      26,108,758
                                                                    ------------
Textiles -- 6.6%
   100,000           Benetton Group S.p.A .................            1,305,703
    55,000           Fila Holding S.p.A. ADR ..............            2,378,750
    45,000           Gucci Group N.V.--NY
                     Registered Shares ADR ................            3,121,875
                                                                    ------------
                                                                       6,806,328
                                                                    ------------
Utilities -- 4.9%
   460,000           Edison S.p.A .........................            2,437,479
   356,000           Italgas S.p.A ........................            1,223,423
   756,000           SONDEL--Societa
                     Nordelettrica S.p.A ..................            1,414,072
                                                                    ------------
                                                                       5,074,974
                                                                    ------------
                                         TOTAL COMMON
                                         STOCKS
                                         (Cost -- $86,117,827)       100,607,106
                                                                    ------------

================================================================================
   Face
  Amount++          Security                                         Value
--------------------------------------------------------------------------------
TIME DEPOSIT -- 2.1%
--------------------------------------------------------------------------------
3,700,000,000       Chase Manhattan Bank
                     6.75% due 5/2/97
                     (Cost -- $2,157,749)..................         $  2,161,373
                                                                    ------------
                    TOTAL INVESTMENTS
                    AT VALUE -- 100%
                    (Cost -- $88,275,576+++)...............         $102,768,479
                                                                    ============

 -------------------------------
   * Risp NC -- Risparmio Non-Convertible (non-convertible savings shares). # Non-income producing security.
   +  Restricted security (See Note 4).
  ++  Respresents local currency.
 +++ Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

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THE ITALY FUND INC.
Statement of Assets and Liabilities
April 30, 1997 (unaudited)
================================================================================

ASSETS:
   Investments, at value (Cost--$88,275,576) ....................................................      $102,768,479
   Foreign currency (Cost--$6,290) ..............................................................             6,278
   Cash .........................................................................................            55,018
   Dividends and interest receivable ............................................................           140,030
                                                                                                       ------------
   Total Assets .................................................................................       102,969,805
                                                                                                       ------------
LIABILITIES:
   Payable for securities purchased .............................................................         1,015,065
   Management fees payable ......................................................................            79,331
   Accrued expenses .............................................................................           151,024
                                                                                                       ------------
   Total Liabilities ............................................................................         1,245,420
                                                                                                       ------------
 Total Net Assets ...............................................................................      $101,724,385
                                                                                                       ============

NET ASSETS:
   Par value of capital shares ..................................................................      $     95,031
   Capital paid in excess of par value ..........................................................        94,936,689
   Accumulated net investment loss ..............................................................        (1,349,789)
   Accumulated net realized loss from security transactions .....................................        (6,436,347)
   Net unrealized appreciation of investments and foreign currencies ............................        14,478,801
                                                                                                       ------------
Total Net Assets
   (Equivalent to $10.70 a share on 9,503,089 shares of $0.01 par value
            outstanding; 20,000,000 shares authorized) ..........................................      $101,724,385
                                                                                                       ============

                       See Notes to Financial Statements.

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The Italy Fund Inc.
Statement of Operations
For the Three Months Ended April 30, 1997 (unaudited)
================================================================================

INVESTMENT INCOME:
   Dividends ....................................................................................   $     60,177
   Interest .....................................................................................         55,795
   Less: Foreign withholding tax ................................................................         (9,027)
                                                                                                    ------------
   Total Investment Income ......................................................................        106,945
                                                                                                    ------------
EXPENSES:
   Management fees (Note 2) .....................................................................        242,136
   Directors' fees ..............................................................................         30,480
   Custody ......................................................................................         30,480
   Audit and legal ..............................................................................         17,068
   Shareholder communications ...................................................................         12,193
   Shareholder and system servicing fees ........................................................         11,582
   Other ........................................................................................          1,800
                                                                                                    ------------
   Total Expenses ...............................................................................        345,739
                                                                                                    ------------
Net Investment Loss .............................................................................       (238,794)
                                                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
   Realized Gain (Loss) From:
       Security transactions (excluding short-term securities) ..................................        524,126
       Foreign currency transactions ............................................................       (193,281)
                                                                                                    ------------
   Net Realized Gain ............................................................................        330,845
                                                                                                    ------------
   Change in Net Unrealized Appreciation of Investments and Foreign Currencies:
       Beginning of period ......................................................................     26,279,197
       End of period ............................................................................     14,478,801
                                                                                                    ------------
   Decrease in Net Unrealized Appreciation ......................................................    (11,800,396)
                                                                                                    ------------
Net Loss on Investments and Foreign Currencies ..................................................    (11,469,551)
                                                                                                    ------------
Decrease in Net Assets From Operations ..........................................................   $(11,708,345)
                                                                                                    ============


                       See Notes to Financial Statements.

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THE ITALY FUND INC.

                                                                                             Three Months
                                                                                                 Ended                    Year
                                                                                                4/30/97                   Ended
  Statements of Changes in Net Assets                                                         (unaudited)                1/31/97
 ==================================================================================================================================
OPERATIONS:
   Net investment income (loss) ...............................................             $   (238,794)             $   944,515
   Net realized gain ..........................................................                  330,845                  168,703
   Increase (decrease) in net unrealized appreciation .........................              (11,800,396)              23,759,645
                                                                                            ------------               ----------
   Increase (Decrease) in Net Assets From Operations ..........................              (11,708,345)              24,872,863
                                                                                            ------------               ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income ......................................................                     --                 (2,280,742)
                                                                                            ------------               ----------
   Decrease in Net Assets From Distributions to Shareholders ..................                     --                 (2,280,742)
                                                                                            ------------               ----------
Increase (Decrease) in Net Assets .............................................              (11,708,345)              22,592,121

NET ASSETS:
   Beginning of period ........................................................              113,432,730               90,840,609
                                                                                            ------------               ----------
   End of period* .............................................................             $101,724,385              $113,432,730
                                                                                            ============              ============
*Includes accumulated net investment loss of: .................................             $ (1,349,789)             $   (917,714)
                                                                                            ============              ============

                       See Notes to Financial Statements.

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THE ITALY FUND INC.
Notes to Financial Statements (unaudited)
===============================================================================

     1. Significant Accounting Policies

     The Italy Fund Inc. ("Fund"), a Maryland corporation, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price in the primary exchange on which they are traded; securities for which no sales price was reported on that date are valued at the mean between the bid and asked price. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and ask quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At January 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled. As of April 30, 1997, there were no open forward foreign currency contracts.

     2. Management Agreement
        and Transactions with Affiliated Persons

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings, Inc. ("SBH"), acts as investment manager of the Fund. The Fund pays SBMFM a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

     All officers (except one) and one Director of the Fund are employees of Smith Barney Inc.

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THE ITALY FUND INC.
Notes to Financial Statements (unaudited) (continued)
================================================================================

     3. Securities Transactions

     During the three months ended April 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                             $7,158,526
--------------------------------------------------------------------------------
Sales                                                                  4,222,290
================================================================================

     At April 30, 1997, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 18,571,134
--------------------------------------------------------------------------------
Gross unrealized depreciation                                        (4,078,231)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 14,492,903
================================================================================

     4. Securities Valued by the Fund's Board of Directors

     Certain of the Fund's investments are valued at the direction of the Fund's Board of Directors; these securities are restricted as to resale and have been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted securities. The table below shows all securities valued by the Fund's Board of
Directors:

                                               Number of      Acquisition      4/30/97          Value Per   Percentage of
         Security                               Shares           Date         Fair Value           Unit       Net Assets      Cost
         --------                              ---------      -----------     ----------        ---------   -------------  ---------

Europa Investimenti ...................         850,000         7/2/91          $248,266         $   0.29        0.2%       $623,396

Quattrocentoduedue
         Cat B ........................          49,639        3/21/94           318,965             6.43        0.3         295,889
                                                                                --------                         ---        --------
            Total......................                                         $567,231                         0.5%       $919,285
                                                                                ========                         ===        ========


     5. Capital Loss Carryforwards

     At January 31, 1997, the Fund had, for Federal income tax purposes, approximately $6,960,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on January 31 of the year indicated:

                                           2002            2004           2005
                                           ----            ----           ----
 Carryforward Amounts .............     $1,755,000      $5,027,000      $178,000
                                        ==========      ==========      ========

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THE ITALY FUND INC.
Notes to Financial Statements (unaudited) (continued)
================================================================================

     6. Concentration of Risk

     Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.

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THE ITALY FUND INC.
Financial Highlights
================================================================================

     Set forth below is per share operating performance data for a share of common stock outstanding throughout each year; total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.


                                                         1997(1)         1997         1996         1995       1994(2)        1993
==================================================================================================================================
Net Asset Value, Beginning of Period ...............      $11.94        $9.56        $9.82        $9.84        $8.43       $11.08
                                                       ---------     --------     --------     --------     --------    ---------
Income (Loss) From Operations:
         Net investment income (loss) ..............       (0.03)        0.10         0.15         0.09         0.12         0.19
         Net realized and unrealized gain (loss) ...       (1.21)        2.52        (0.39)        0.06         1.72        (2.84)
                                                       ---------     --------     --------     --------     --------    ---------
Total Income (Loss) From Operations ...............        (1.24)        2.62        (0.24)        0.15         1.84        (2.65)
                                                       ---------     --------     --------     --------     --------    ---------
Dilution in NAV From Rights Offering ..............          --           --           --           --         (0.32)         --
                                                       ---------     --------     --------     --------     --------    ---------
Offering Expenses Charged to Paid-in Capital.......          --           --           --           --         (0.03)         --
                                                       ---------     --------     --------     --------     --------    ---------
Less Distributions From:
         Net investment income ....................          --         (0.24)       (0.02)       (0.17)       (0.07)         --
         Capital...................................          --           --           --           --         (0.01)         --
                                                       ---------     --------     --------     --------     --------    ---------
Total Distributions................................          --         (0.24)       (0.02)       (0.17)       (0.08)         --
                                                       ---------     --------     --------     --------     --------    ---------
Net Asset Value, End of Period ....................       $10.70       $11.94        $9.56         $9.82       $9.84        $8.43
                                                       =========     ========     ========     =========    ========    =========
Market Value, End of Period .......................       $8.875      $10.000       $8.250        $8.750     $12.375       $8.875
                                                       =========     ========     ========     =========    ========    =========
Total Return, Based on Market Value ...............       (11.25)%++    24.49%       (5.51)%      (27.90)%     40.54%#      (6.58)%
                                                       =========     ========     ========     =========    ========    =========
Total Return, Based on Net Asset Value                    (10.39)%++    28.27%       (2.43)%       (3.68)%     33.04%      (24.64)%
                                                       =========     ========     ========     =========    ========    =========
Net Assets, End of Period (000's)..................     $101,724     $113,433      $90,841       $93,347     $93,518      $53,384
                                                       =========     ========     ========     =========    ========    =========
Ratios to Average Net Assets:
         Net investment income (loss)..............       (0.91)%+       0.97%       1.12%          0.85%       1.30%        2.04%
         Expenses*.................................        1.32+         1.42        1.42           1.69        1.69         1.70

Portfolio Turnover Rate............................           4%           47%         58%            42%         46%          33%

Average commissions per share paid on
         equity transactions(3)....................        $0.01        $0.01       $0.00**           --          --          --

(1)  For the three months ended April 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the period since the use of the undistributed method does not accord with results of operations.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.
# The total return for the year ended January 31, 1994, adjusted for the effect of the rights offering completed in January of 1994 is 45.85% (unaudited).
* During the years ended January 31, 1997 and January 31, 1996, the Fund earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets would have been 1.42% and 1.41%, respectively. Prior year numbers have not been restated to reflect this credit.
**   Amount represents less than $0.01.

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THE ITALY FUND INC.
Quarterly Results of Operations (unaudited)
================================================================================

                                                                               Net Realized
                                                                               and Unrealized         Net Increase
                                                                               Gain (Loss) on        (Decrease) in
                                     Investment         Net Investment        Investments and          Net Assets
                                       Income            Income (Loss)       Foreign Currencies       From Operations
                                 ------------------- ---------------------  --------------------  ---------------------
Quarter Ended                      Total   Per Share   Total     Per Share   Total     Per Share     Total    Per Share
--------------                  ---------- --------- ---------   ---------  ---------  --------- ------------ ---------
April 30, 1993 .............    $  208,399  $0.03  $  (22,200)    $ 0.00  $  (633,996)  $(0.10)  $  4,646,508   $ 0.73
July 31, 1993 ..............     1,164,578   0.19     946,601       0.14     (673,685)   (0.10)     2,566,981     0.41
October 31, 1993 ...........       231,050   0.04     (51,313)     (0.01)    (330,679)   (0.05)     1,139,682     0.17
January 31, 1994 ...........       163,184   0.03    (104,964)     (0.01)  (1,350,029)   (0.21)     4,843,089     0.53
April 30, 1994 .............       262,201   0.03      37,867       0.01      376,390     0.04     21,587,589     2.27
July 31, 1994 ..............     1,568,187   0.17     933,702       0.10    2,317,766     0.24    (12,011,879)   (1.26)
October 31, 1994 ...........       275,691   0.03      19,893       0.00      578,197     0.06     (6,426,246)   (0.68)
January 31, 1995 ...........       396,171   0.04    (152,088)     (0.02)  (2,089,977)   (0.22)    (1,682,024)   (0.18)
April 30, 1995 .............       252,540   0.03     (74,178)     (0.01)  (1,556,369)   (0.16)    (6,441,384)   (0.68)
July 31, 1995 ..............     1,539,509   0.16   1,141,497       0.12   (1,724,100)   (0.18)     4,471,408     0.47
October 31, 1995 ...........       287,963   0.03     (81,879)     (0.01)    (172,867)   (0.02)    (6,926,030)   (0.72)
January 31, 1996 ...........       282,141   0.03     145,834       0.02     (210,636)   (0.02)     6,579,545     0.69
April 30, 1996 .............       176,114   0.02    (188,803)     (0.02)  (1,589,084)   (0.16)    (1,777,887)   (0.18)
July 31, 1996 ..............     1,944,252   0.20   1,539,905       0.16    2,953,107     0.31      4,493,012     0.47
October 31, 1996 ...........        57,105   0.01    (336,620)     (0.04)   3,116,522     0.33      2,779,902     0.29
January 31, 1997 ...........       144,366   0.02     (69,967)     (0.01)  19,447,803     2.05     19,377,836     2.04
April 30, 1997 .............       106,945   0.01    (238,794)     (0.03) (11,469,551)   (1.21)   (11,708,345)   (1.24)

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THE ITALY FUND INC.
Dividend Reinvestment and Cash Purchase Plan (unaudited)
================================================================================

   Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders of the Fund whose shares are registered in their own name may elect to have all distributions automatically reinvested in additional shares of the Fund by First Data Investor Services Group, Inc., ("First Data"), as agent under the Plan. Distributions with respect to shares registered in the name of shareholders, such as banks, brokers or nominees, which hold shares for others (that is, in "street name"), may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee. Investors who own Fund shares registered in the street name should consult their broker or nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by First Data as dividend paying agent.

   The number of shares of common stock participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at net asset value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, First Data will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions. Shares issued by the Fund are not issued at a discount of more than 5 percent from the then current market value of the Fund's shares. If the market price exceeds the net asset value of Fund shares before First Data has completed its purchases, the average per share purchase price paid by First Data may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

   Participants in the Plan have the option of making additional semi-annual cash payments to First Data in any amount from $100 to $3,000 for investment in Fund shares. First Data uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

   Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a pro rata share of brokerage commissions incurred with respect to First Data's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

   The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

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THE ITALY FUND INC.
Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)
================================================================================

   A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in a additional shares of the Fund. Upon termination and according to a participant's instructions, First Data will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

   Information concerning the Plan may be obtained from First Data at 1-800-331-1710.

                       ----------------------------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

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                              THE ITALY FUND INC.


INVESTMENT ADVISER AND                                OFFICERS
ADMINISTRATOR
                                                      Heath B. McLendon
Smith Barney Mutual Funds Management Inc.               Chairman of the Board
388 Greenwich Street
New York, New York 10013                              Mario d'Urso
                                                         President
ADVISORY BOARD
                                                      Lewis E. Daidone
Andrea Farace                                            Senior Vice President
Pierre Henchoz                                           and Treasurer
Ing. Dott. Ettore Lolli
Dott. Pietro Manes                                    Rein W. van der Does
                                                         Investment Officer
DIRECTORS
                                                      Irving P. David
Heath B. McLendon                                        Controller
Paolo M. Cucchi
Alesandro C. di Montezemolo                           Christina T. Sydor
Dr. Paul R. Hardin                                       Secretary
George M. Pavia
Mario d'Urso

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THE ITALY FUND INC.
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This report is sent to the shareholders of The Italy Fund Inc. for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Comparisons between changes in the Fund's net asset value per share and changes in The Banca Commerciale Italiana Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Lira/Dollar exchange rate. This Index generally reflects ordinary shares (as opposed to savings shares).


THE ITALY FUND INC.
388 Greenwich Street
New York, New York 10013
(212) 816-4605
FD01141 6/97

QUARTERLY
REPORT
April 30, 1997